September 30, 1998
Semi-Annual
Report

Calvert
New Africa Fund

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Suite 1000 North
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Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund




         printed on recycled paper
         using soy-based inks

TABLE OF CONTENTS

President's Letter                          1
Portfolio Manager Remarks                   2
Report of Independent Accountants           4
Statements of Operations                    6
Statements of Changes in net Assets         8
Notes to Financial Statements               10
Financial Highlights                        13


Dear Shareholders:

I'd like to take a minute to share with you our views on the current investment environment and offer some information you can use to put recent financial market events in perspective.

Today's investment climate reflects an unprecedented confluence of factors:

1. Global economic turmoil. The financial crisis touched off in Asia has spread, by way of Russia, to emerging markets in Latin America, Africa and elsewhere. Weakened economies abroad affect the profit outlook for U.S. companies.

2. Low interest rates in the U.S.. The shakeup of world economies and markets caused investors to seek shelter in the safest securities, especially U.S. Treasuries. Increased demand for fixed-income securities has pushed yields to historic lows.

3. A high level of volatility. The Standard & Poor's 500 Stock Index posted 17 consecutive quarters of positive returns before surprising investors with negative returns for the third quarter of 1998. Since the end of that quarter, the S&P 500 has rallied back and, as of this writing, is in positive territory again for the year.

No one can assure you there won't be further jolts. However, we believe the underpinnings of the market are solid. Our forecast calls for slower growth in the U.S., but not a recession, and continued low interest rates. We are also encouraged by recent progress to implement solutions that should help to take the pressure off world markets.

You should know that Calvert Group fund managers are working to capitalize on opportunities, within appropriate levels of risk for each portfolio. This challenging environment underscores the value of professional money management, and we certainly appreciate your trust.
Sincerely,


Barbara J. Krumsiek
President and CEO
October 20, 1998

Investment Performance

                                6 Months    12 Months
                                ended       ended
                                9/30/98     9/30/98
New Africa Fund,
Class A                         (21.36%)    (15.55%)
MSCI South
Africa Index GD                 (40.86%)    (42.64%)
Lipper Emerging
Markets Funds
Average                         (38.69%)    (46.46%)

Ten Largest Stock Holdings

                                       % of Net Assets
Arabian International Construction     8.1%
Umbono Investment Corp.                5.9%
Sechaba Brewery                        5.7%
Malope Foods                           4.9%
Real Africa Duroli                     4.8%
ONA                                    4.4%
Industrial & Engineering Enterprise    4.4%
Egyptian Finance & Industrial          4.3%
Social Security Bank                   4.2%
Banque Marocaine De Comm.              3.8%
Total                                  50.5%
Asset Allocation

Stocks                                  82%
Bonds                                   -
Cash & Cash Equivalents                 18%
Total                                  100%


Investment performance does not reflect the deduction of any front-end or deferred sales charge.


Sources: Lipper Analytical Services, Inc. and Bloomberg


Portfolio Statistics
September 30, 1998

Average Annual Total Returns

                                Class A shares
                                As of 9/30/98
One year                        (19.58%)
Since inception                 (4.81%)
(4/12/95)

                                Class B shares
                                As of 9/30/98
Since inception                 (24.25%)
(6/1/98)

                                Class C shares
                                As of 9/30/98
Since inception                 (21.13%)
(6/1/98)

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Line graph here 5/1/95 - 9/30/98

Calvert New Africa Fund (Class A) -$8,425
Lipper Emerging Market Fund Index - $6,495
MSCI South Africa IC GD - $5,847

Top Five Economic Sectors

                                % of Market Value
Multi-Industry                  51.88%
Banks                           17.64%
Raw Materials                   8.20%
Financial Services              6.80%
Consumer Non-durables           6.48%

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results.

Clifford Mpare
of
New Africa Advisers
How have events in Asia and Russia affected the Fund?
Investors have become increasingly nervous about the prospects for emerging markets. Two major trends have occurred as a result: 1) there's been a rapid decline in global commodity prices and 2) we've seen a reduction in market liquidity and currency speculation. Currency speculation had been a thorn in the side of many developing markets.

Southern African countries are net importers of oil and have benefited from lower oil prices. But commodities and mineral resources, for which demand and prices have fallen significantly, dominate their exports. In addition, these countries have been hurt by the devaluation of the South African rand and the huge increase in South African interest rates needed to support the currency. These factors have caused a significant slowdown in GDP growth and a greater than 50% probability of a recession. South Africa has a major impact on Southern Africa. Zimbabwe, which is experiencing major economic infrastructure problems, is the weakest country in the region. Botswana will continue to have the strongest growth in the region.

The West African countries are also net importers of oil and their economies are more agricultural-based relative to the rest of Africa. Prices of tropical agricultural products, particularly cocoa, coffee and tea, remain relatively robust and have provided the momentum for increased economic activity in many countries. Egypt has had strong economic growth over the last few years, irrespective of lower oil prices and lower tourist receipts, and it is expected to slow down to a reasonable GDP growth level of 5% for 1998. Morocco and Tunisia will benefit from lower oil prices and the end of the drought this season. Overall, Northern and Western African markets have been relatively unscathed by the emerging market flu. These markets should continue to provide some stability over the next year.

What was your investment strategy for the Fund?
During the past six months, we've placed greater emphasis on finding relative valuable franchises in Western and Northern Africa, particularly Ghana, Egypt and Tunisia. Valuations are favorable and the correlation to the weakness in other developing markets has been low. In addition, cash is king during periods of declining asset valuations, and we are patiently waiting for better buying opportunities to surface. On a global basis, we believe the markets have a significant probability for downside risk before things stabilize. So, we may continue in Southern Africa and possibly in other regions to sell into short-term rallies or at least reduce risk whenever possible.

How did the Fund perform relative to its benchmark?
For the last six months, the Fund returned (21.36%) and our benchmark, the Morgan Stanley Capital International South Africa Index, fell further with return of (40.86%).

Where do you see African markets and economies heading in the future?
Over the near term, we expect the African markets, particularly those in Southern Africa, to remain volatile. The downward trend in global commodity prices results in reduced revenues for African countries that export raw materials. In addition, the recent strength of the dollar against many African currencies makes imports more expensive. Africa should recover from this double squeeze once there is real progress toward improving the wrecked economies and markets of Asia, Russia and Latin America.

October 14, 1998

Schedule of investments
SEPTEMBER 30, 1998

Equity Securities - 82.4%                            Shares       Value
Botswana - 6.7%
Sechaba Brewery                                      422,200      $533,144
Sefalana Holdings Co.                                105,300      94,138
                                                                  627,282

Egypt - 20.1%
Arabian International Construction*                  18,100       756,378
Commercial International                             1,950        18,173
Egyptian Finance & Industrial *                      22,800       401,173
Egyptian Starch & Glucose Manufacturing Co.          4,550        49,370
Industrial and Engineering Enterprise                25,065       411,625
Middle West of Delta Grinding                        3,205        38,582
Olympic Group Financial Investments Co.*             43,500       200,916
                                                                  1,876,217

Ghana - 11.0%
Aluworks                                             272,630      328,329
Ashanti Goldfields LTD (GDR)                           1            9
Guiness Ghana                                        790,000      305,807
Social Security Bank*                                450,000      387,097
                                                                  1,021,242

Kenya - 3.3%
Kenya Power & Lighting Co., LTD *                    42,156       129,278
Uchumi Supermarkets *                                252,792      180,114
                                                                  309,392

Mauritius - 1.7%
Mauritius Commercial Bank *                          12,000       55,156
New Mauritius Hotels *                               2,700        5,766
State Bank of Mauritius *                            88,750       60,647
Sun Resorts                 *                        17,700       38,877
                                                                  160,446

Morocco - 10.1%
Banque Marocaine De Comm.                            4,542        350,965
ONA                                                  3,100        412,653
Wafabank                                             1,300        171,641
                                                                  935,259

South Africa - 29.5%
Adock Ingram (N Shares)                               2            6
Boe, LTD                                             166,000      114,945
Chariot Holdings *                                   116,220      29,659
City Lodge Hotels                                    1            1
Dimension Data Holdings, LTD *                       78,520       319,811
Engen                                                60,000       211,305
First South Africa Corp.                             4            4
Investec Group, LTD *                                6,362        189,200

Equity Securities (Cont'd)                           Shares        Value
South Africa (Cont'd)
Liberty Life Association of Africa                   6,922        $105,401
Mossie Holdings ^                                    25           171,834
Malope Foods                                         452,650      454,364
New Africa Investments, LTD *                        178,694      109,446
Privest Group                                        5,700        3,782
Real Africa Durolink *                               325,628      451,511
Umbono Investment Corp. *                            1,306,000    555,485
Westin Area Gold Mining                              11,800       34,972
                                                                  2,751,726

         Total Equity Securities (Cost $7,072,501)                7,681,564


TOTAL INVESTMENTS (Cost $7,072,501) - 82.4%                       7,681,564
         Other assets in excess of liabilities - 17.6%
                                                                  1,639,149
                           Net Assets - 100%                      $9,320,713

* Non-income producing.

^ This security was valued by the Board of Directors, See note A.

See notes to financial statements.

Statement of Assets and Liabilities
September 30, 1998

Assets
Investments in securities, at value                               $7,681,564
Cash                                                              1,683,766
Receivable for securities sold                                    17,491
Interest and dividends receivable                                 7,407
Receivable for shares sold                                        11,785
Deferred organization expenses                                    20,894
Other assets                                                      26,569
         Total assets                                             9,449,476

Liabilities
Payable for securities purchased                                  31,053
Payable for Shares redeemed                                       13,063
Payable to Calvert - Sloan Advisors, L.L.C.                       23,156
Payable to Calvert Administrative Service Corp., Inc.              1,910
Payable to Calvert Shareholder Services, Inc.                     623
Payable to Calvert Distributors, Inc.                             1,918
Accrued expenses and other liabilities                            57,040
         Total liabilities                                        128,763
                           Net Assets                             $9,320,713

Net Assets Consist of:
Paid-in capital applicable to the following shares of
 common stock,
         with 250,000,000 shares of $0.01
par value share authorized for
         Class A, B, and C combined:
                           Class A: 887,217 shares outstanding    10,449,558
                           Class B: 1,099 shares outstanding      13,887
                           Class C: 95 shares outstanding          1,218
Undistributed net investment income (loss)                        (113,151)
Accumulated net realized gain (loss) on investments
         and foreign currencies                                   (1,667,885)
Net unrealized appreciation (depreciation) on investments
         and assets and liabilities in foreign currencies         637,086

         Net Assets                                               $9,320,713

Net Asset Value per Share
Class A: (based on net assets of $9,308,213)                      $10.49
Class B:  (based on net assets of $11,505)                        $10.47
Class C:  (based on net assets of $995)                           $10.47


See notes to financial statements.

Statement of Operations
Six Months Ended September 30 1998

Net Investment Income
Investment Income
         Dividend income (net of foreign taxes of $8,438)         $126,744
         Interest income                                          3,204
                           Total investment income                129,948

Expenses
         Investment advisory fee                                  84,819
         Transfer agency fees and expenses                        18,320
         Distribution Plan expenses
                           Class A                                23,843
                           Class B                                25
                           Class C                                4
         Directors' fees and expenses                             24,339
         Administrative fees                                      13,800
         Custodian fees                                           30,022
         Registration fees                                        17,890
         Reports to shareholders                                  856
         Professional fees                                        9,973
         Organizational expenses                                  6,826
         Miscellaneous                                            81
         Reimbursement from Advisor                              (46,946)
                           Total expenses                         183,852
                           Fees paid indirectly                   (6,767)
                                    Net expenses                  177,085

                                    Net Investment Income (Loss)  (47,137)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
                           Investments                            (701,406)
                           Foreign currencies                     (175,806)
                                                                  (877,212)
Change in unrealized appreciation or (depreciation) on:
         Investments and foreign securities                       (1,613,788)
         Assets and liabilities in foreign currencies              (400)
                                                                  (1,614,188)

                           Net Realized and Unrealized Gain
                                    (Loss) on Investments         (2,491,400)

                           Increase (Decrease) in Net Assets
                                    Resulting From Operations     ($2,538,537)

See notes to financial statements.

Statements of Changes in Net Assets

                                    Six Months Ended Year Ended
                                    September 30,    March 31,
Increase (Decrease) in Net Assets   1998             1998
Operations
Net investment income (loss)        ($47,137)        ($61,150)
Net realized gain (loss)            (877,212)        (534,598)
         Change in unrealized
appreciation or (depreciation)      (1,614,188)      1,313,989

Increase (Decrease) in Net Assets
Resulting From Operations          (2,538,537)       718,241

Distributions to shareholders
         In excess of net realized
 gain                                    -           (114,461)
Total distributions                      -           (114,461)

Capital share transactions
         Shares sold
         Class A                    617,796          2,510,992
         Class B                    13,887           -
         Class C                    1,218            -
         Reinvestment of
           distributions
         Class A                        -             110,992
         Redemption fees
         Class A                    1,576            8,250
         Shares redeemed
         Class A                   (390,617)        (825,900)
Total capital share transactions   245,860          1,803,534

Total Increase (Decrease)
in Net Assets                     (2,292,667)      2,407,314

Net Assets
Beginning of period                11,613,390       9,206,076
End of period (including
undistributed net investment
         income (loss) of
 ($113,151)
 and ($66,014), respectively)      $9,320,713       $11,613,390

Capital Share Activity
Shares sold
         Class A                    48,923           200,578
         Class B                    1,099            -
         Class C                    95               -
Reinvestment of distributions
         Class A                    -                9,874
Shares redeemed
         Class A                    (32,120)         (67,667)
Total capital share activity         17,997           142,785

See notes to financial statements.

Notes to Financial Statements

Note A  - Significant Accounting Policies
General: The Calvert New Africa Fund (the "Fund"), the sole series of Calvert New World Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized as a Maryland corporation on December 22, 1994 and began operations on April 12, 1995. Effective June 1, 1998, the Fund began to offer three classes of shares, each with different expense levels and sales charges. Class A shares of capital stock are sold with a maximum front-end sales charge of 4.75%. This is a change from the former charge of 2.5%. In addition, the redemption fee charge of 2% for shares held less than two years was eliminated. Class B shares of capital stock are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on Class B shares at the time of redemption, depending on how long you have owned the shares. Class C shares of capital stock are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on Class C shares sold within one year. Class B and C shares have higher expenses than Class A shares, including higher Distribution Plan expenses. Effective June 1, 1998, the Distribution Plan for Class A was changed from .75% to .25%, based on the classes average daily net assets. Class B and C Distribution Plans are 1.00%.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.
S. dollar exchange rate. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

At September 30, 1998, $171,834 or 1.8% of net assets, were valued by the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassification's are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: Charges to shareholders for redemption of shares held for less than two years are used to defray the Fund's cost of shares redeemed. The redemption fee charge was eliminated effective June 1, 1998.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Organization Expenses: Expenses incurred in the organization of the Fund are capitalized and amortized over a five year period.

Note B  - Related Party Transactions
Calvert-Sloan Advisers, L.L.C. (the "Advisor") is jointly owned by Calvert Group, Ltd. (which is indirectly wholly-owned by Acacia Mutual Life Insurance Company) and Sloan Holdings, Inc. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of 1.50% of the Fund's average daily net assets. Effective June 1998, the Fund began paying monthly performance fee of plus or minus up to
 .10%, on an annual basis, of average daily net assets of the performance period depending on the Fund's performance compared to the Morgan Stanley Capital International South Africa U.S. Dollar Index. For the period ended September 30, 1998, the performance fee adjustment increased management fees by $2,061.

The Advisor voluntarily reimbursed the Fund for advisory fees, administrative fees and other operating expenses of $46,946.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. A Distribution Plan, adopted by the shareholders, allows the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively.

The Distributor paid $6,167 in addition to the commissions charged on sales of Fund's shares.

Calvert Shareholder Services, Inc., is the shareholder servicing agent for the Fund. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of
 .25% of the average daily net assets of the Fund.

Each Director who is not affiliated with the Advisor receives an annual fee of $1,000 plus $1,000 for each Board and Committee meeting attended.

Note C  - Investment Activity
During the period, purchases and sales of investments, other than short-term securities, were $2,860,264 and $3,512,523, respectively.

The cost of investments owned at September 30, 1998 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $609,063, of which $1,661,995 related to appreciated securities and $1,052,932 related to depreciated securities.

Note D  - Line of Credit
A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit as of September 30, 1998.

Financial Highlights

                                                               Periods Ended
                                                        September 30, March 31,
Class A Shares                                           1998          1998
Net asset value, beginning                                $13.34       $12.65
Income from investment operations
     Net investment income                                (.05)        (.07)
     Net realized and unrealized gain (loss)              (2.80)        .89
     Total from investment operations                     (2.85)       .82
Distributions from
     In excess of net realized gain                       -            (.13)
     Total distributions                                  -             (.13)
Total increase (decrease) in net asset value              (2.85)       .69
Net asset value, ending                                   $10.49        $13.34

Total return*                                             (21.36%)      6.72%
Ratios to average net assets:
     Net investment income (loss)                         (.85%)(a)    (.60%)
     Total expenses+                                      3.33%(a)      3.76%
     Net expenses                                         3.21%(a)      3.25%
     Expenses reimbursed                                   .71%(a)       .89%
Portfolio turnover                                          30%           74%
Net assets, ending (in thousands)                         $9,308       $11,613
Number of shares outstanding,
     ending (in thousands)                                887          870

                                                       Periods Ended
                                                        March 31,     March 31,
                                                        1997          1996^
Net asset value, beginning                                $12.00       $12.00
Income from investment operations
     Net investment income                                (.05)        (.04)
     Net realized and unrealized gain (loss).70           .04
     Total from investment operations                     .65          -
Distributions from
     In excess of net realized gain                       -            -
     Total distributions                                  -            -
Total increase (decrease) in net asset value              .65          -
Net asset value, ending                                  $12.65        $12.00

Total return*                                            5.42%         0.00%
Ratios to average net assets:
     Net investment income (loss)                       (.45%)      (.54%)(a)
     Total expenses+                                    3.54%        3.75%(a)
     Net expenses                                       3.25%        3.24%(a)
     Expenses reimbursed                                1.33%         1.24%(a)
Portfolio turnover                                        23%            6%
Net assets, ending (in thousands)                      $9,206          $7,974
Number of shares outstanding,
     ending (in thousands)                                728          664

Financial Highlights
                                                       Period Ended
                                                       September,
Class B Shares                                           1998^^
Net asset value, beginning                                $13.13
Income from investment operations
     Net investment income                                (.04)
     Net realized and unrealized gain (loss)              (2.62)
     Total from investment operations                     (2.66)
Total increase (decrease) in net asset value              (2.66)
Net asset value, ending                                   $10.47

Total return*                                             (20.26%)
Ratios to average net assets:
     Net investment income (loss)                         (1.93%)(a)
     Total expenses+                                      4.26%(a)
     Net expenses                                         4.00%(a)
     Expenses reimbursed                                  159.6%(a)
Portfolio turnover                                           30%
Net assets, ending (in thousands)                            $11
Number of shares outstanding,
     ending (in thousands)                                     1

(a)   Annualized
* Total return does not reflect deduction of any front-end or deferred sales charge.
+ Ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
^ From April 12, 1995 inception
^^ From June 1, 1998 inception

                                                          Period Ended
                                                          September,
Class C Shares                                            1998^^
Net asset value, beginning                                $13.13
Income from investment operations
     Net investment income                                (.04)
     Net realized and unrealized gain (loss)              (2.62)
     Total from investment operations                     (2.66)
Total increase (decrease) in net asset value              (2.66)
Net asset value, ending                                   $10.47

Total return*                                            (20.26%)
Ratios to average net assets:
     Net investment income (loss)                        (1.17%)(a)
     Total expenses+                                     4.40%(a)
     Net expenses                                        4.00%(a)
     Expenses reimbursed                                 1,163.9%(a)
Portfolio turnover                                           30%
Net assets, ending (in thousands)                               $1
Number of shares outstanding,
     ending (in thousands)                                      .1

(a)      Annualized
* Total return does not reflect deduction of any front-end or deferred sales charge.
+        Ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
^        From April 12, 1995 inception.
^^ From June 1, 1998 inception.



Portfolio Statistics
September 30, 1998


Calvert
New Africa Fund